UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2016

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
_________________________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, at the Annual Meeting of Shareholders of Pioneer Energy Services Corp. (the “Company”), held on May 18, 2016 (the "2016 Annual Meeting"), the Company's shareholders approved the amendment and restatement of the Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan (the “Incentive Plan”) to:
i.increase the number of authorized shares that can be awarded to the officers, employees and consultants of the Company or any of its subsidiaries and any non-employee director of the Company under the plan by 3,800,000 shares (from 10,050,000 shares to 13,850,000 shares);
ii.limit the aggregate grant date fair value for financial reporting purposes of awards granted under the 2007 Incentive Plan during any single calendar year to a non-employee director as compensation for his or her services as a director to $300,000 in total value; and
iii.to eliminate certain provisions that are no longer effective and to make certain other clerical changes.
Shareholder approval of the amendment and restatement of the 2007 Incentive Plan also constituted re-approval of the material terms of the 2007 Incentive Plan for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code of 1986.
The Compensation Committee of the Board of Directors of the Company had previously adopted the amendment and restatement, subject to shareholder approval. A description of the material terms and conditions of the Incentive Plan appears in Proposal 2 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2016 (the “2016 Proxy Statement”).
The foregoing description of the Incentive Plan, as amended and restated, does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan. A copy of the Incentive Plan, as amended and restated, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As described in Item 5.02 above, the Company held its 2016 Annual Meeting on May 18, 2016.
Set forth below are the final voting results for matters voted upon at the 2016 Annual Meeting. The matters set forth below are described in greater detail in the 2016 Proxy Statement. At the 2016 Annual Meeting, the holders of 58,933,485 shares of the Company's common stock cast votes either in person or by proxy, which represent approximately 90% of the outstanding shares of the Company's common stock.
1. The Company's shareholders elected J. Michael Rauh as a Class III director to hold office until the Company's 2019 Annual Meeting of Shareholders, based on the following votes:

Votes For	Votes Withheld	Broker Non-Votes
40,599,342	2,046,585	16,287,558
2. The shareholders approved the amendment and restatement of the Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,056,262	2,519,887	69,778	16,287,558
3. The shareholders approved, on an advisory basis, the compensation paid to the Company's named executive officers as described pursuant to Item 402 of Regulation S-K, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,731,143	855,336	59,448	16,287,558
4. The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2016 fiscal year, based upon the following votes:

Votes For	Votes Against	Abstentions
58,432,478	427,930	73,077

Item 9.01 Financial Statements and Exhibits.
Exhibit No.    Description

10.1
Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan (incorporated herein by reference to Appendix A of the Company's definitive proxy statement on Schedule 14A, filed April 18, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Date: May 24, 2016

EXHIBIT INDEX

Exhibit No.    Description

10.1
Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan (incorporated herein by reference to Appendix A of the Company's definitive proxy statement on Schedule 14A, filed April 18, 2016).